UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – March 18, 2016

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 18, 2016, ESH Hospitality, Inc. (“ESH REIT”), a subsidiary of Extended Stay America, Inc. (the “Corporation” and together with ESH REIT, the “Company”), closed an offering (the “Notes Offering”) of an additional $800 million aggregate principal amount of 5.25% senior notes due 2025 (the “Notes”). The Notes Offering was conducted pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and the Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

On March 18, 2016, the Notes were issued pursuant to an Indenture, dated as of May 15, 2015 (the “Base Indenture”), by and among ESH REIT, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended and supplemented by the first supplemental indenture, dated as of March 18, 2016, by and among ESH REIT, the subsidiary guarantors named therein and the Trustee, relating to the Notes (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

ESH REIT received net proceeds of approximately $773.0 million from the Notes Offering, after deducting the discounts and commissions and estimated offering expenses payable by ESH REIT. ESH REIT intends to use the net proceeds received by it from the Notes Offering, together with cash on hand, to repay all amounts outstanding under its existing term loan and to repay approximately $433.6 million of its existing mortgage loan, and to pay related fees and expenses.

The following is a brief description of the terms of the Notes and the Indenture.

Interest – The Notes bear interest at a rate of 5.25% per year, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on November 1, 2015.

Maturity – The Notes will mature on May 1, 2025, unless earlier redeemed or repurchased.

Guarantees – The Notes are fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by Extended Stay LLC (“ES LLC”) and CP ESH Investor, LLC (“CP ESH”) and any other subsidiary of ESH REIT that is required to become a guarantor of certain other existing and future indebtedness of ESH REIT. Each guarantee will rank equally in right of payment with such guarantor’s existing and future senior unsecured indebtedness and senior in right of payment to all future subordinated indebtedness, if any, of such guarantor. The Notes will be effectively junior to any secured indebtedness of any guarantor to the extent of the value of the assets securing such indebtedness. The Notes are not being issued by and will not be guaranteed by the Corporation or its subsidiaries that lease or manage ESH REIT’s properties or its subsidiaries that own intellectual property.

Ranking – The Notes will be ESH REIT’s general unsecured senior obligations, ranking equally in right of payment with its existing and future senior unsecured indebtedness, including the ESH REIT Revolving Credit Facility, and senior in right of payment to all of ESH REIT’s future subordinated indebtedness, if any. The Notes will be effectively junior to any of ESH REIT’s secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all indebtedness and other obligations of its subsidiaries that do not guarantee the Notes.

Optional Redemption – At any time prior to May 1, 2020, ESH REIT may redeem the Notes, in whole or in part, at a redemption price equal to (i) 100% of the principal amount, plus (ii) accrued and unpaid interest up to, but excluding, the redemption date, and (iii) a make-whole premium. On or after May 1, 2020, ESH REIT may redeem the Notes, in whole or in part, at a redemption price equal to (i) 102.625% of the principal amount from May 1, 2020 to April 30, 2021, (ii) 101.750% of the principal amount from May 1, 2021 to April 30, 2022, (iii) 100.875% of the principal amount from May 1, 2022 to April 30, 2023 and (iv) 100.000% of the principal amount of the Notes from May 1, 2023 and thereafter, in each case plus accrued and unpaid interest to the redemption date. In addition, at any time prior to May 1, 2018, ESH REIT may, subject to certain conditions, redeem up to 35% of the aggregate principal amount of the Notes at 105.25% of the principal amount thereof, plus accrued and unpaid interest up to, but excluding, the redemption date, with the net cash proceeds of certain equity offerings. However, ESH REIT may only make such redemptions if at least 65% of the original aggregate principal amount of Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption.

Repurchase Obligations – If a Change of Control (as defined in the Indenture) of ESH REIT occurs, holders of the Notes may require ESH REIT to repurchase all or part of their Notes at a price of 101% of the principal amount thereof, plus accrued and unpaid interest up to, but excluding, the repurchase date.

Covenants – The Indenture contains covenants that, among other things, limit ESH REIT’s ability and the ability of certain of its subsidiaries (its “Restricted Subsidiaries”) (i) to incur secured or unsecured indebtedness, (ii) to create or incur a lien on any of ESH REIT’s assets (iii) to pay dividends or distributions on its equity interests or redeem or repurchase equity interests, (iv) to make certain investments or other restricted payments, (v) to sell equity interests in the Restricted Subsidiaries, (vi) to enter into agreements limiting the ability of the Restricted Subsidiaries to pay dividends or make certain transfers and other payments to ESH REIT or to its Restricted Subsidiaries, (vii) to enter into transactions with affiliates, (viii) to issue guarantees of debt, (ix) to sell assets and (x) to merge, consolidate or transfer all or substantially all of their assets. These covenants are subject to a number of important qualifications, limitations and exceptions under the Indenture. If and for so long as the Notes are rated investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group, certain covenants will be suspended with respect to the Notes and the subsidiary Note guarantees will be released.

Events of Default – The Indenture also contains customary events of default including, but not limited to, nonpayment, breach of covenants, and payment or acceleration defaults in certain other indebtedness of ESH REIT or certain of its subsidiaries. Upon an event of default, either the holders of the Notes or the Trustee may declare the Notes immediately due and payable, or in certain circumstances, the Notes automatically will become due and immediately payable.

A copy of the Base Indenture and Supplemental Indenture are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 4.1 and Exhibit 4.2.

Item 1.02.	Termination of a Material Definitive Agreement.

Concurrently with the consummation of the Notes Offering, the Credit Agreement, dated as of June 23, 2014, among ESH REIT, as borrower, the several lenders from time to time parties thereto, Goldman Sachs Bank USA, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc. and J.P. Morgan Securities LLC, as syndication agents, and Goldman Sachs Bank USA, as administrative agent, was terminated in accordance with its terms upon prepayment in full. ESH REIT repaid all amounts outstanding under this term loan with the net proceeds from the Notes Offering and cash on hand, as described above under Item 1.01. In connection with this repayment, ESH REIT paid a prepayment penalty of approximately $3.7 million.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure contained in Item 1.01 above is incorporated herein by reference. The Indenture described in Item 1.01 contains covenants that restrict ESH REIT’s ability to take certain actions, including the payment of dividends in certain circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Indenture, dated May 15, 2015, by and among ESH Hospitality, Inc., certain subsidiaries of ESH Hospitality, Inc. and Deutsche Bank Trust Company Americas (filed as Exhibit 4.1 to ESH REIT’s Current Report on Form 8-K (File No. 001-36190) filed May 18, 2015, and incorporated herein by reference).

4.2*	Supplemental Indenture, dated March 18, 2016, by and among ESH Hospitality, Inc., certain subsidiaries of ESH Hospitality, Inc. and Deutsche Bank Trust Company Americas.

4.3	Form of 5.25% Senior Notes due 2025 (included as part of Exhibit 4.1 above).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: March 18, 2016	By:	/s/ John R. Dent

Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: March 18, 2016	By:	/s/ John R. Dent

Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
4.1	Indenture, dated May 15, 2015, by and among ESH Hospitality, Inc., certain subsidiaries of ESH Hospitality, Inc. and Deutsche Bank Trust Company Americas (filed as Exhibit 4.1 to ESH REIT’s Current Report on Form 8-K (File No. 001-36190) filed May 18, 2015, and incorporated herein by reference).

4.2*	Supplemental Indenture, dated March 18, 2016, by and among ESH Hospitality, Inc., certain subsidiaries of ESH Hospitality, Inc. and Deutsche Bank Trust Company Americas.

4.3	Form of 5.25% Senior Notes due 2025 (included as part of Exhibit 4.1 above).

*	Filed herewith.